                  ASSIGNMENT AGREEMENT AND FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS ASSIGNMENT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Assignment and Amendment") is dated as of March 11, 1998 and entered into by and among BEC GROUP, INC., a Delaware Corporation ("BEC"), ORC TECHNOLOGIES, INC., a Delaware corporation ("ORC"), ORC MANAGEMENT CORPORATION, a Delaware corporation ("ORC Management"), BOLLE AMERICA, INC., a Delaware corporation ("Bolle America"), BOLLE INC., a Delaware corporation ("BOLLE"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank") in its capacity as a Lender and as the Agent, EUROPEAN AMERICAN BANK, ("EAB"), NATIONAL CITY BANK OF KENTUCKY ("NCB"), BANKBOSTON, N.A. ("BankBoston"), CREDIT AGRICOLE INDOSUEZ ("Credit Agricole") and IMPERIAL BANK ("Imperial").

                              W I T N E S S E T H:

         WHEREAS, NationsBank, as a lender, EAB, NCB, BankBoston, Credit Agricole and Imperial (collectively, the "Lenders"), NationsBank, as agent (the "Agent"), and BEC (the "Existing Borrower") are parties to the Amended and Restated Credit Agreement dated as of July 10, 1997 (the "Existing Credit Agreement"; all capitalized terms not defined herein shall have the meanings set forth in the Existing Credit Agreement); and

         WHEREAS, ORC, ORC Management, Bolle America, Bolle (collectively, the "Existing Guarantors") and the Agent entered into an Amended and Restated Guaranty Agreement (the "Existing Guaranty Agreement") pursuant to which each of the Existing Guarantors guaranteed to the Lenders the payment and performance of the Borrower's Liabilities (as defined in the Existing Guaranty Agreement); and

         WHEREAS, BEC intends to assign to Bolle (the "Borrower's Assignment"), with the necessary consent and approval of the Lenders, certain of its rights, interests and obligations as a Borrower with respect to the Revolving Credit Facility and the Term Loan Facility (Tranche A and Tranche B), and all Outstandings with respect thereto, under the Existing Credit Agreement as set forth on Schedule I hereto (all such amounts so assigned by BEC to Bolle and all rights, interests, commitments, obligations, liabilities and indebtedness under the Loan Documents with respect thereto are collectively referred to as the "Bolle Obligations" and all amounts of the Revolving Credit Facility and the Term Loan Facility (Tranche A and Tranche B), and all remaining Outstandings with respect thereto, not so assigned by BEC to Bolle, together with all rights, interests, commitments, obligations, liabilities and indebtedness under the Loan Documents with respect thereto are collectively referred to as the "BEC Obligations") resulting in each of the Lenders having rights and interests in each of the Bolle Obligations and the BEC Obligations; and

         WHEREAS, each of the Lenders has agreed to sell and assign to, and purchase and assume from, each other certain of their respective rights, interests and obligations in the BEC Obligations and the Bolle Obligations, including both the Total Commitments therefor and the Outstandings thereunder owing, under and in connection with the Existing Credit Agreement and the other Loan Documents existing on the date hereof after giving effect to the Borrower's Assignment (the "Existing Loan Documents");

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, each of the parties hereto agrees as follows:

         1. ASSIGNMENT TO BOLLE. BEC hereby sells and assigns to Bolle without recourse, representation or warranty and Bolle hereby purchases and assumes from BEC, all Bolle Obligations and all rights and interests in and obligations and duties under and in connection with the Existing Credit Agreement, the Notes and the other Existing Loan Documents evidencing the Bolle Obligations, and Bolle hereby agrees that, as of and after the date hereof, it shall be a Borrower under the Existing Credit Agreement as if it were an original party signatory thereto.

         2. ASSIGNMENT AMONG LENDERS. Simultaneously with the transactions described in Section 1 hereof, the Lenders hereby sell and assign to, and purchase and assume from, each other without recourse, representation or warranty all Bolle Obligations and all BEC Obligations, and all the rights and interests in and obligations and duties under and in connection with the Existing Credit Agreement, the Notes and the other Existing Loan Documents, in each case such that the Lenders shall have the respective Applicable Commitment Percentages in the Bolle Obligations and the BEC Obligations (including both Total Commitments and Outstandings) as set forth on Schedule II and Schedule III hereto, respectively (except for rights to any indemnity from BEC under Sections 4.2(g), 9.14 and 15.8 of the Existing Credit Agreement and relevant indemnity provisions of the other Existing Loan Documents). All of such rights, interests, commitments, obligations and duties of the Lenders hereby become, ipso facto, the rights, interests, commitments, obligations and duties of the Lenders as set forth on Schedules II and III hereto without restatement, amendment or revision of the Existing Credit Agreement, the Notes or any other Existing Loan Document. The Lenders agree that the aggregate purchase price for the rights and interests in the Bolle Obligations sold hereunder is as set forth on Schedule II hereto and that the aggregate purchase price for the rights and interests in the BEC Obligations sold hereunder is as set forth on
Schedule III hereto, all determined as of the date hereof, and the Lenders shall allocate such purchase price among themselves in proportion to the amount of the Outstandings constituting part of the Bolle Obligations and BEC Obligations owing to each of them individually immediately prior to giving effect to this Section 2, but after giving effect to Section 1, hereof.

         3. RELEASE. Simultaneous with and effective upon the consummation of the transactions described in Section 1 and Section 2 hereof, (a) each of BEC, ORC, Bolle, Bolle America and ORC Management hereby releases the Lenders from any and all claims, causes of action, suits, costs, fees and expenses (including without limitation reasonable attorney fees) or liabilities arising prior to the date hereof under or in connection with or on account of the respective rights, interests, duties and obligations of the Lenders under and in connection with the Existing Credit Agreement, the Notes and the other Loan Documents, and (b) each of the Lenders hereby release (i) BEC and ORC from any and all claims, causes of action, suits, costs, fees and expenses (including without limitation reasonable attorney fees and disbursements) or liabilities arising under or in connection with or on account of the Bolle Obligations under the Existing Credit Agreement, the Notes and the other

Existing Loan Documents and (ii) Bolle, Bolle America and ORC Management from any and all claims, causes of action, suits, costs, fees and expenses (including without limitation reasonable attorneys fees and disbursements) or liabilities arising under or in connection with or on account of the BEC Obligations under the Existing Credit Agreement, the Notes and the other Existing Loan Documents, in each case other than any of the foregoing relating to or consisting of any indemnity obligations under Sections 4.2(g), 9.14 and
15.8 of the Existing Credit Agreement and the relevant indemnity provisions of the other Existing Loan Documents.

         4. CONTINUING SECURITY INTERESTS; FURTHER ASSIGNMENT.

                  (a) Each of BEC and ORC hereby acknowledges and agrees with the Lenders that each security interest, lien or other encumbrance on any of its assets granted by any of them to the Agent for the benefit of the Lenders pursuant to an Existing Loan Document to secure payment or performance of the BEC Obligations or the Guarantor's Obligations (as defined in the Existing Guaranty Agreement) with respect only to the BEC Obligations remains in full force and effect, after giving effect to, and notwithstanding, the transactions effected hereby and are now and at all times hereafter granted for the benefit of the Lenders. Each of BEC and ORC (at no cost or expense to the Agent or the Lenders) hereby agrees to execute and deliver to the Agent all appropriate instruments, documents, and Uniform Commercial Code financing statements evidencing and giving effect to such acknowledgment and agreement and the assignments and other transactions set forth herein.

                  (b) Each of Bolle, Bolle America and ORC Management hereby acknowledges and agrees with the Lenders that each security interest, lien or other encumbrance on any of its assets granted by any of them to the Agent for the benefit of the Lenders pursuant to an Existing Loan Document to secure payment or performance of the Bolle Obligations after giving effect to the Borrowers' Assignment, or the Guarantor's Obligations (as defined in the Existing Guaranty Agreement) with respect only to the Bolle Obligations after giving effect to the Borrowers' Assignment, remains in full force and effect, after giving effect to, and notwithstanding, the transactions effected hereby and are now and at all times hereafter granted for the benefit of the Lenders. Each of Bolle, Bolle America and ORC Management (at no cost or expense to the Agent or the) hereby agrees to execute and deliver to the Agent all appropriate instruments, documents and Uniform Commercial Code financing statements evidencing and giving effect to such acknowledgment and agreement and the assignments and other transactions set forth herein.

         5. AMENDMENT. The Existing Credit Agreement, the Notes and the other Existing Loan Documents shall be deemed to be amended as of the effective date hereof simultaneously with the consummation of each of the transactions described in Sections 1 and 2 in all respects as necessary in order to give effect to all transactions contemplated hereby. Except as otherwise amended herein, the Existing Credit Agreement, the Notes and the other Existing Loan Documents shall remain in full force and effect as provided therein.

         6. CONSENTS TO ASSIGNMENTS. Each of the Lenders hereby consents to the assignment by BEC of the Bolle Obligations to Bolle set forth in Section 1 hereof, the amendments to the

Existing Loan Documents contemplated in Section 5 hereof and the other transactions described herein and all related actions necessary to effectuate the foregoing. Each of BEC, ORC, Bolle, Bolle America and ORC Management hereby acknowledge and consent to the assignments among the Lenders provided in Section 2 hereof and the other transaction described herein and all related actions necessary to effectuate the foregoing.

         7. CONSENT TO ILC MERGER. Each of the Lenders hereby consents to the proposed merger of ILC Technology, Inc., a California corporation, into BILC Acquisition Corp., a Delaware corporation, pursuant to the terms of that certain Agreement and Plan of Merger dated October 30, 1997, as amended from time to time.

         8. FURTHER ASSURANCES. Each of the BEC, ORC, Bolle, Bolle America and ORC Management hereby agree to execute and deliver to the Lenders and the Agent (at not cost or expense to the Agent or the Lenders) all such instruments, documents, agreements, financing statements and other writings as reasonably requested by the Lenders or the Agent from time to time and as necessary or advisable in their determination to effect all assignments and the other transactions and matters agreed to herein and contemplated by the terms hereof.

         9. REPRESENTATIONS AND WARRANTIES. Each of the BEC, ORC, Bolle, Bolle America and ORC Management hereby represents and warrants to the Lenders and the Agent each of the following:

                  (a) each of the Existing Credit Agreement, the Notes and each Existing Loan Document to which it is party is in full force and effect;

                  (b) it knows of no defenses against enforcement by the Agent or the Lenders, or claims that would interfere with such enforcement, of the BEC Obligations, the Bolle Obligations, the Guarantor's Obligations (as defined in the Existing Guarantor Agreement) with respect to either the BEC Obligations or the Bolle Obligations, the Existing Credit Agreement, the Notes or any other Existing Loan Document, all as constituted prior to the execution of this Assignment and Amendment or as amended hereby; and

                  (c) it has the power and authority to execute, deliver and perform this Assignment and Amendment and such execution, delivery and performance does not conflict with or violate any provision of or constitute an event of default under any of its documents of corporate governance or any agreement or instrument to which it is a party or by which it is bound.

         10. MISCELLANEOUS. This Assignment and Amendment is entered into and shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Amendment may be executed in any number of counterparts, each one shall be deemed an original and all of which together shall constitute one and the same instrument.

                        [SIGNATURES ON FOLLOWING PAGES.]

         IN WITNESS WHEREOF, each of the parties hereto has executed this Assignment and Amendment as of the day and year first above written.


                                      BEC GROUP, INC.

                                      By: /s/ Desiree DeStefano
                                         -------------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President of Finance


                                      ORC TECHNOLOGIES, INC.

                                      By: /s/ Desiree DeStefano
                                         -------------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President


                                      ORC MANAGEMENT CORPORATION

                                      By: /s/ Desiree DeStefano
                                         -------------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President


                                      BOLLE AMERICA, INC.

                                      By: /s/ Desiree DeStefano
                                         -------------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President


                                      BOLLE INC.

                                      By: /s/ Desiree DeStefano
                                         -------------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President







                             Signature Page 1 of 2

                                      NATIONSBANK, NATIONAL ASSOCIATION, as
                                      Lender and Agent

                                      By: /s/ Susan Timmerman
                                         -------------------------------------
                                          Name: Susan Timmerman
                                          Title: Senior Vice President

                                      IMPERIAL BANK

                                      By: /s/ Ray Vadalina
                                         -------------------------------------
                                          Name: Ray Vadalina
                                          Title: Senior Vice President


                                      EUROPEAN AMERICAN BANK

                                      By: /s/ Mark Saeger
                                         -------------------------------------
                                          Name: Mark Saeger
                                          Title: Vice President


                                      BANKBOSTON, N.A.

                                      By: /s/ Richard J. Klouda
                                         -------------------------------------
                                          Name: Richard J. Klouda
                                          Title: Director


                                      CREDIT AGRICOLE INDOSUEZ

                                      By: /s/ Craig Welch
                                         -------------------------------------
                                          Name: Craig Welch
                                          Title: First Vice President


                                      NATIONAL CITY BANK OF KENTUCKY

                                      By: /s/ Don Pullen
                                         -------------------------------------
                                          Name: Don Pullen
                                          Title: Vice President



                             Signature Page 2 of 2